UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 14, 2006

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

BB&T Corporation held an analyst conference on February 14, 2006, which was simultaneously web cast on BB&T’s website at http://www.bbandt.com/about/investorrelations/webcasts.html. A recording of that web cast is available, and will be available until 5:00 p.m. Friday, March 3, 2006, on BB&T’s website at http://www.bbandt.com/about/investorrelations/webcasts.html. Standard procedures dictate that the newswire service that BB&T uses for public dissemination of information, PRNewswire, issue a press release on its newswire in connection with, and prior to, any analyst conference web cast made available on BB&T’s website, notifying the public of the date and time of the web cast and the means for gaining access to the web cast. BB&T learned today that such notice was not generally released to the public prior to the analyst conference and web cast held on February 14, 2006. BB&T, therefore, is furnishing as exhibits to this Form 8-K the presentation materials that were made available during the analyst conference held on February 14, 2006.

ITEM 9.01   Financial Statements and Exhibits

           Exhibit 99.1     Forward-Looking Information

           Exhibit 99.2     Presentation by John Allison

           Exhibit 99.3     Presentation by Ken Chalk

           Exhibit 99.4     Presentation by Ricky Brown

           Exhibit 99.5     Presentation by Chris Henson

           Exhibit 99.6     Presentation by Kelly King

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       February 15, 2006